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                                                                    Exhibit 10.1


                              ___________ __, 2007


Inter-Atlantic Financial, Inc.
400 Madison Avenue
New York, New York 10017

Morgan Joseph & Co. Inc.
600 Fifth Avenue, 19th Floor
New York, New York 10020

   Re:    Initial Public Offering


Ladies and Gentlemen:

         Morgan Joseph & Co. Inc. ("Morgan Joseph") is acting as sole bookrunning manager of the initial public offering (the "IPO") of Units consisting of one share of Common Stock of Inter-Atlantic Financial, Inc. (the "Company") and one warrant to purchase one share of Common Stock. The undersigned stockholder, officer and/or director of the Company, in consideration Morgan Joseph underwriting the Company's IPO, hereby agrees as set forth below. Certain capitalized terms used herein are defined in Section 1 hereof.

         1. As used herein, (i) a "Business Combination" shall mean an acquisition by merger, capital stock exchange, asset acquisition, stock purchase or other similar business combination, of an operating business in or related to the financial services industry selected by the Company; (ii) "Founders" shall mean all stockholders, officers and directors who are stockholders of the Company immediately prior to the IPO; (iii) "Common Stock" shall mean the Company's common stock, par value $0.0001 per share, (iv) "Founders' Shares" shall mean all of the shares of Common Stock of the Company owned by a Founder prior to the IPO, (v) "IPO Shares" shall mean the shares of Common Stock issued in the Company's IPO, (vi) "Founders' Warrants" shall mean all warrants to purchase shares of Common Stock of the Company owned by a Founder prior to the IPO; (vii) "Locked-Up Securities" shall mean all issued and outstanding Founders' Shares and Founders' Warrants.

         2. If the Company solicits approval of its stockholders of a Business Combination, the undersigned will vote (i) all Founders' Shares owned by him or it in accordance with the majority of the votes cast by the holders of the IPO Shares and (ii) all other shares of the Company's Common Stock that may be acquired by him or it in any private placement, the IPO or in the aftermarket for such Business Combination.

         3. In the event that the Company fails to consummate a Business Combination by 24 months after the consummation of the IPO (the "Consummation Date"), the Company's corporate existence shall cease except for the purposes of winding-up the Company's affair and liquidating the trust account established under the Investment Management Trust Agreement to be entered into between the Company and American Stock Transfer & Trust Company (the "Trust Account"), and the undersigned shall, to the fullest extent permitted by the Delaware General Corporation Law (the "DGCL"), take all action necessary to dissolve the Corporation and liquidate the Trust Account to holders of IPO Shares as promptly as practicable (subject to the requirements of the DGCL).


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The undersigned hereby waives any and all right, title, interest or claim of any kind ("Claim") to participate in any liquidating distribution of the Trust Account as part of the Company's plan of distribution with respect to the Founders' Shares if the Company fails to consummate a Business Combination and the Trust Account is consequently liquidated and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever. The undersigned acknowledges and agrees that there will be no distribution from the Trust Account with respect to any warrants, all rights of which will terminate on the Company's liquidation. The undersigned agrees to indemnify and hold harmless the Company against any and all loss, liability, claims, damage and expense whatsoever (including but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) which the Company may become subject to (a) as a result of any claim by any vendor that is owed money by the Company for services rendered or products sold or (b) as a result of any claim by any prospective target business but, in each case, only to the extent necessary to ensure that such loss, liability, claim, damage or expenses does not reduce the amount in the Trust Account.

         4. Subject to Section 5 below, in order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees
(i) not to become an officer, director or principal shareholder of a blank check company engaged in business activities similar to those intended to be conducted by the Company and (ii) to present to the Company for its consideration, and not to any other person or entity unless the opportunity is rejected by the Company, those opportunities to acquire an operating business the undersigned reasonably believes are suitable opportunities for the Company, in each case, until the earlier of (a) the consummation by the Company of a Business Combination, (b) the dissolution and liquidation of the Company or (c) until such time as the undersigned ceases to be an officer or director of the Company, subject to any fiduciary obligations the undersigned might have.

         5. The undersigned agrees that in the event it becomes aware of, or involved with any Business Combination opportunities with an enterprise value of at least 80% of the balance of the Trust Account, the undersigned will first offer such business opportunities to the Company and further agrees that neither it nor any of its affiliates will pursue such opportunities unless and until the Company's Board of Directors determines that it will not pursue such opportunities (the "Company's Right of First Review"), subject to any fiduciary obligations the undersigned might have. The Company's Right of First Review will begin upon the consummation of the IPO and terminate on the earlier of (i) the consummation by the Company of a Business Combination or (ii) the dissolution and liquidation of the Company.

         6. The undersigned acknowledges and agrees that the Company will not consummate any Business Combination which involves a company which is affiliated with any of the Founders, directors and/or officers of the Company, unless the Company obtains an opinion from an independent investment banking firm which is a member of the National Association of Securities Dealers, Inc. that the Business Combination is fair to the Company's shareholders from a financial perspective.

         7. Neither the undersigned, any member of the family of the undersigned, nor any affiliate of the undersigned will be entitled to receive and will not accept any compensation from the Company for services rendered to the Company prior to the consummation of the Business Combination; provided, however, that commencing upon the Consummation Date, Inter-Atlantic Management Services LLC shall be allowed to charge the Company an allocable share of its overhead, $7,500 per month, to compensate it for office space, administrative services and secretarial support until the earlier of the Company's consummation of a Business Combination or its liquidation. The undersigned, and the officers and directors of the Company, shall also be entitled to reimbursement from the Company for their out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.

         8. The undersigned agrees to be a [director] and/or [officer] of the Company until the earlier of the consummation by the Company of a Business Combination. The undersigned hereby consents to being named in the Registration Statement as a [director] and/or [officer] of the Company. The undersigned's biographical information furnished to the Company and Morgan Joseph and attached hereto as Exhibit A is true and accurate in all respects, does not omit any material information with respect to the undersigned's background and contains all of the information


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required to be disclosed pursuant to Item 401 of Regulation S-K, promulgated under the Securities Act of 1933. The undersigned's Questionnaire previously furnished to the Company and Morgan Joseph is true and accurate in all respects. The undersigned represents and warrants that he is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

         (a) he has never been convicted of or pleaded guilty to any crime (i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities, and he is not currently a defendant in any such criminal proceeding; and

         (b) he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

         9. The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this letter agreement and to serve as an officer and/or director of the Company.

         10. The undersigned authorizes any employer, financial institution, or consumer credit reporting agency to release to Morgan Joseph and its legal representatives or agents (including any investigative search firm retained by Morgan Joseph) any information they may have about the undersigned's background and finances ("Information"). Neither Morgan Joseph nor its agents shall be violating the undersigned's right of privacy in any manner in requesting and obtaining the Information and the undersigned hereby releases them from liability for any damage whatsoever in that connection.

         11. The undersigned agrees to not to resign (or advise the Board that the undersigned declines to seek re-election to the Board of Directors) from his position as director of the Company as set forth in the Prospectus without the prior consent of Morgan Joseph until the earlier of (a) the consummation by the Company of a Business Combination or (b) the dissolution and liquidation of the Company. The undersigned acknowledges that the foregoing does not interfere with or limit in any way the right of the Company to terminate the undersigned's employment at any time (subject to other contractual rights the undersigned may have) nor confer upon the undersigned any right to continue in the employ of Company.

         12. Neither the undersigned, any member of the family of the undersigned, or any affiliate of the undersigned will be entitled to receive or accept a finder's fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any affiliate of the undersigned originates a Business Combination.


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         13. The undersigned hereby waives his or its right to exercise redemption rights with respect to any Founders' Shares owned by the undersigned, directly or indirectly, and agrees that he or she will not seek redemption for cash with respect to such Founders' Shares in connection with any vote to approve a Business Combination (as is more fully defined in the Prospectus).

         14. This letter agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. The undersigned hereby (i) agrees that any action, proceeding or claim against him arising out of or relating in any way to this letter agreement (a "Proceeding") shall be brought and enforced in the courts of the State of New York of the United States of America for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive, (ii) waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum and
(iii) irrevocably agrees to appoint DLA Piper US LLP as agent for the service of process in the State of New York to receive, for the undersigned and on his behalf, service of process in any Proceeding. If for any reason such agent is unable to act as such, the undersigned will promptly notify the Company and Morgan Joseph and appoint a substitute agent acceptable to each of the Company and Morgan Joseph within 30 days and nothing in this letter will affect the right of either party to serve process in any other manner permitted by law.






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                                          Signature